UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CORTEVA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CORTEVA, INC. 2026 Annual Meeting Vote by April 27, 2026 11:59 PM ET CORTEVA agriscience CORTEVA, INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 1000 N. WEST STREET, SUITE 900 WILMINGTON, DE 19801 You invested in CORTEVA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 28, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 28, 2026 8:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/CTVA2026*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of the 12 directors named in the Proxy Statement. Nominees: 1a. Klaus A. Engel 1b. David ck J. Ward 2. Advisory resolution to approve executive compensation of the Company’s named executive officers. 3. Advisory resolution to approve the frequency of the stockholder vote on executive compensation of the Company’s named executive officers. 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026. 5. Transaction of any other business as may properly come before the 2026 Meeting. Board Recommends For For For For For For For For For For For For For For Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.